Exhibit 4.1

NUMBER	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES

SMART ONLINE, INC.

See Reverse for
Certain Definitions

PAR VALUE $0.001 EACH

COMMON STOCK

This is to Certify that _______________________________________ is the owner of _________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated ___________

________________________                                        ____________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFER MIN ACT- ................ Custodian...............
(Cust) (Minor)
TEN ENT	- as tenants by the entireties	under uniform Transfers to Minors Act ..................................................................................
Jt ten	- as joint tenants with right of Survivorship and not as tenants In common	(State)
Additional abbreviations may also be used though not in the above list

For value received ___ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________________________________________________________________________________________________________________________________________________________                                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________________________________________________________________________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________

                                                                                                ___________________________________

                In presence of

_______________________________________